Exhibit 99.1
News Release

BOARDWALK PIPELINE PARTNERS TO PRESENT AT LEHMAN BROTHERS CONFERENCE

OWENSBORO KY, Feb. 22, 2006— Boardwalk Pipeline Partners, LP (NYSE: BWP) will present Wednesday, March 1, 2006 at the Lehman Brothers Fixed Income Energy Conference in Houston, Texas.

The presentation slides will be available February 28, 2006 on the Boardwalk Pipeline Partners Website: www.boardwalkpipelines.com. Management’s presentation will refer to 2005 financial results and certain other matters that were previously disclosed by the partnership on February 8, 2006 and which can be found on its website.

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Boardwalk Pipeline Partners, LP is a master limited partnership engaged through its subsidiaries, Texas Gas Transmission, LLC and Gulf South Pipeline Company, LP, in the interstate transportation and storage of natural gas.

Contact:
Tonya Mann-Howard
Investor Relations
(270) 686-3620